                                                                   EXHIBIT 10.5
Confidential


                      MASTER TECHNOLOGY LICENSE AGREEMENT


     This Master Technology License Agreement is entered into and is effective as of the 23rd day of September, 1994 by and among M-R Assets Corporation, a California corporation ("MAC"), Hewlett-Packard Company, a California corporation ("HP"), Komag, Incorporated, a Delaware corporation ("Komag"), and Asahi Glass America, Inc., a Delaware corporation ("AGA").

                                   RECITALS

     WHEREAS, MAC desires to develop and produce the Product utilizing the HP MR Technology, the Dastek MR Technology, the Joint MR Technology and the Komag MR Technology; and

     WHEREAS, HP desires to license to MAC the HP MR Technology and to obtain from MAC a license to the MAC MR Technology and certain Product price and production commitments and from each of Komag and AGA a license to the Dastek MR Technology and a license to the Joint MR Technology and from Komag a license to the Komag MR Technology; and

     WHEREAS, Komag desires to license to MAC the Dastek MR Technology, the Joint MR Technology and the Komag MR Technology and to obtain from MAC a license to the MAC MR Technology and from HP a license to the HP MR Technology; and

     WHEREAS, AGA desires to license to MAC the Dastek MR Technology and the Joint MR Technology and to obtain from MAC a license to the MAC MR Technology, from HP a license to the HP MR Technology and from Komag a license to the Komag MR Technology; and

     WHEREAS, each of MAC, HP, Komag and AGA desires to cooperate with the other parties hereto for the purpose of creating a manufacturing capability for the Product and making the Product successful and widely accepted in the industry; and

     WHEREAS, MAC has contributed and is contributing significant development resources to bring the Product to readiness for mass production; and

     WHEREAS, HP has contributed and is contributing significant development resources to MAC to bring the Product to readiness for mass production; and



[*]=CERTAIN INFORMATION IN THIS EXHIBIT HAS BEEN OMITTED AND FILED SEPARATELY WITH THE COMMISSION. CONFIDENTIAL TREATMENT HAS BEEN REQUESTED WITH RESPECT TO THE OMITTED PORTIONS.

     WHEREAS, Komag and AGA have contributed and are contributing significant resources to bring the Product to readiness for mass production;

     NOW, THEREFORE, for and in consideration of the premises and the mutual covenants hereinafter set forth, the parties hereto agree as follows:

1.   CERTAIN DEFINITIONS

     The following terms not defined elsewhere herein shall have following meanings:

     "AKCL" shall mean Asahi Komag Co., Ltd., a Japanese corporation.

     "Confidential Information" shall mean confidential or proprietary information of any party hereto which is disclosed to any other party hereto by reason of the parties' relationship hereunder or pursuant hereto, including without limitation (a) Intellectual Property, (b) information about or related to the specification, design, manufacture, test and implementation of the Product, and (c) the business plans, vendors and customers of the respective parties.

     "Dastek" shall mean Dastek, Inc., a California corporation.

     "Dastek" MR Technology" shall mean Intellectual Property related to the Product developed or acquired and, with respect to patents, conceived or first reduced to practice or acquired and formerly owned by Dastek, in which each of Komag and AGA owns an undivided right.

     "Discloser" shall mean any party hereto which discloses Confidential Information under this Agreement.

     "HP MR Technology" shall mean Intellectual Property related to dual-stripe magnetoresistive heads, including without limitation air-bearings, head gimble attachments and wire bonding processes, developed or acquired and, with respect to patents, conceived or first reduced to practice or acquired by HP on or before the termination of the Restriction Period.

     "Intellectual Property" shall mean any and all (a) documentation; (b) computer programs in source code or object code form; (c) works of authorship (whether copyrightable or not); (d) inventions (whether patentable or not), know-how, technology, trade secrets, mask works, designs, processes and technical data; (e) patents, design patents, utility models, industrial designs, copyrights, mask work registrations and applications therefor, foreign counterparts thereof and similar rights and assets in any country.

     "Inventing Parties" shall have the meaning set forth in Section 15.5 below.

     "Joint Authors" shall have the meaning set forth in Section 15.5 below.

     "Joint Inventions" shall have the meaning set forth in Section 15.5 below.

     "Joint MR Technology" shall mean Intellectual Property related to the Product developed or acquired and, with respect to patents, conceived or first reduced to practice or acquired jointly by Dastek and Komag as of the date of this Agreement.

     "Joint Works" shall have the meaning set forth in Section 15.5 below.

     "Komag MR Technology" shall mean Intellectual Property related exclusively to the Product developed or acquired and, with respect to patents, filed or acquired by Komag prior to the closing date.

     "MAC MR Technology" shall mean Intellectual Property related to the Product developed or acquired and, with respect to patents, filed or acquired by MAC prior to the closing date.

     "MAC Technical Information" shall mean all information, data, engineering drawings and other design specifications and documentation for those aspects of any dual-stripe magnetoresistive Product and its manufacturing process which are developed or acquired by MAC, including without limitation any such information, data, drawings and other design specifications and documentation developed or acquired by Robin.

     "Product" shall mean a disk drive component, namely any recording head.

     "PTO" shall mean the U.S. Patent and Trademark office.

     "Recipient" shall mean any party hereto which receives Confidential Information from any other party hereto under this Agreement.

     "Restriction Period" shall mean the period beginning on the date hereof and ending on the date two (2) years thereafter.

     "Robin" shall mean Robin, Inc., a Delaware corporation.

     "Third Party MR Technology" shall mean Intellectual Property related to dual-stripe magnetoresistive heads, including without limitation air-bearings, head gimble attachments and wire bonding processes, developed or acquired and, with respect to patents, conceived or first reduced to practice or acquired by third parties and licensed on or before the termination of the Restriction Period to HP or at any time to Komag or AGA, as the case may be.

2.   HP LICENSE TO MAC

     2.1  (i)    Grant of License under the HP MR Technology.  HP hereby grants
                 -------------------------------------------
to MAC a perpetual, exclusive, royalty-free (subject to Section 2.2(ii) below), worldwide license under the HP MR Technology to develop, manufacture (including the right to have manufactured subject to Section 2.1(ii) below), test, use, modify, reproduce, sell, market and distribute Product and to modify and create derivative works of the HP MR Technology for the purpose of developing, manufacturing (including the right to have manufactured subject to Section 2.1
(ii) below) , testing, using, modifying, reproducing, selling, marketing and distributing Product, with the right to sublicense and assign subject to Sections 2.1(iii) and 16 below.

          (ii)   Have Made Restriction. The right of MAC to have Product made
                 ---------------------
contained in Section 2.1(i) above is subject to the restriction that, during the Restriction Period, MAC shall have obtained HP's prior written approval, which shall not be unreasonably withheld.

          (iii)  Sublicense and Assignment Restrictions. The right of MAC to
                 --------------------------------------
sublicense or assign the rights contained in Section 2.1(i) is subject to the restriction that, during the Restriction Period, except with respect to any sublicense to be granted by MAC pursuant to Section 16 below, MAC may grant a sublicense of commensurate scope only to AKCL, and no other party, unless prior written approval is obtained from HP, which shall not be unreasonably withheld. Factors which HP may consider in determining whether to grant such approval include without limitation (a) whether the proposed sublicense includes an option for HP to purchase a minimum of [*] percent ([*]%) of the sublicensee's Product production output containing the sublicensed HP MR Technology, and (b) the right of HP to receive the lowest price such sublicensee charges any customer for similar volumes of such Product.


[*]=CERTAIN INFORMATION ON THIS PAGE HAS BEEN OMITTED AND FILED SEPARATELY WITH THE COMMISSION. CONFIDENTIAL TREATMENT HAS BEEN REQUESTED WITH RESPECT TO THE OMITTED PORTIONS.

     2.2  Sublicense under the Third Party MR Technology.
          ----------------------------------------------

          (i) HP hereby grants to MAC a sublicense under the Third Party MR Technology licensed by the third party to HP, commensurate in scope with such license, to the extent and for as long as permitted by such license, to develop, manufacture (including the right to have manufactured), test, use, modify, reproduce, sell, market and distribute Product and to modify and create derivative works of such Third Party MR Technology for the purpose of developing, manufacturing (including the right to have manufactured), testing, using, modifying, reproducing, selling, marketing and distributing Product.

          (ii) To the extent HP has an obligation to pay any royalties or other fees to any third party pursuant to the license to HP under any Third Party MR Technology sublicensed by HP to MAC under Section 2.2(i) above, HP shall so inform MAC and MAC shall pay HP all such applicable royalties and other fees due to such third parties under such sublicense.

3.   KOMAG AND AGA LICENSES TO MAC

     3.1  Grant of License under the Dastek MR Technology. Each of Komag and AGA
          -----------------------------------------------
hereby grants to MAC a perpetual, exclusive, royalty-free, worldwide license under the Dastek MR Technology to develop, manufacture (including the right to have manufactured), test, use, modify, reproduce, sell, market and distribute Product and to modify and create derivative works of the Dastek MR Technology for the purpose of developing, manufacturing (including the right to have manufactured), testing, using, modifying, reproducing, selling, marketing and distributing Product, with the right to sublicense and assign.

     3.2  Grant of License under the Joint MR Technology. Each of Komag and AGA
          ----------------------------------------------
hereby grants to MAC a perpetual, non-exclusive, royalty-free, worldwide license under the Joint MR Technology to develop, manufacture (including the right to have manufactured), test, use, modify, reproduce, sell, market and distribute Product and to modify and create derivative works of the Joint MR Technology for the purpose of developing, manufacturing (including the right to have manufactured), testing, using, modifying, reproducing, selling, marketing and distributing Product, with the right to sublicense and assign.

     3.3  (i)    Grant of License under the Komag MR Technology. Komag hereby
                 ----------------------------------------------
grants to MAC a perpetual, non-exclusive, royalty-free (subject to Section 3.3(iii) (b) below), worldwide license under the Komag MR Technology to develop, manufacture (including the right to have manufactured), test, use, modify, reproduce, sell, market and distribute Product and to modify and create derivative works of the Komag MR Technology for the purpose of developing, manufacturing (including the right to have manufactured), testing, using, modifying, reproducing, selling, marketing and distributing Product, with the right to sublicense or assign subject to Sections 3.3(ii) and 16 below.

          (ii)   Sublicense and Assignment Restrictions. During the Restriction
                 --------------------------------------
Period, the right of MAC to sublicense or assign the rights contained in Section 3.3(i) above is limited and subject to, except with respect to sublicenses to be granted by MAC pursuant to Section 16 below (a) Komag's providing, in its sole discretion, prior written approval of any such proposed sublicense or assignment, including approval of the terms and of the parties to any such sublicense, such approval not to be unreasonably withheld, and (b) any such sublicense being of a scope commensurate with the rights granted herein, without further right of sublicense. Notwithstanding the foregoing, MAC may sublicense rights of a scope commensurate with the rights granted herein, without further right of sublicense, to AKCL, without such prior written approval.

          (iii)  Sublicense under the Third Party MR Technology.
                 ----------------------------------------------

               (a) Komag hereby grants to MAC a sublicense under the Third Party MR Technology licensed by the third party to Komag, commensurate in scope with such license, to the extent and for as long as permitted by such license, to develop, manufacture (including the right to have manufactured), test, use, modify, reproduce, sell, market and distribute Product and to modify and create derivative works of such Third Party MR Technology for the purpose of developing, manufacturing (including the right to have manufactured), testing, using, modifying, reproducing, selling, marketing and distributing Product.

               (b) To the extent Komag has an obligation to pay any royalties or other fees to any third party pursuant to the license to Komag under any Third Party MR Technology sublicensed by Komag to MAC under Section 3.3(iii)(a) above, Komag shall so inform MAC and MAC shall pay Komag all such applicable royalties and other fees due to such third parties under such sublicense.

4.   MAC LICENSES TO HP, KOMAG AND AGA

     Except as provided in Section 5 below with respect to the license of the HP MR Technology, the Dastek MR Technology, the Joint MR Technology and the Komag MR Technology, which shall not be included in the licenses granted pursuant to Sections 4.1-4.3:

     4.1   Grant of License under the MAC MR Technology to HP. MAC hereby grants
           --------------------------------------------------
to HP a perpetual, non-exclusive, royalty-free, worldwide license under the MAC MR Technology to develop, manufacture (including the right to have manufactured), test, use, modify, reproduce, sell, market and distribute Product and to modify and create derivative works of the MAC MR Technology for the purpose of developing, manufacturing (including the right to have manufactured) , testing, using, modifying, reproducing, selling, marketing and distributing Product, with the right to sublicense and assign.

     4.2   Grant of License under the MAC MR Technology to Komag. MAC hereby
           -----------------------------------------------------
grants to Komag a perpetual, non-exclusive, royalty-free, worldwide license under the MAC MR Technology to develop, manufacture (including the right to have manufactured), test, use, modify, reproduce, sell, market and distribute Product and to modify and create derivative works of the MAC MR Technology for the purpose of developing, manufacturing (including the right to have manufactured), testing, using, modifying, reproducing, selling, marketing and distributing Product, with the right to sublicense and assign.

     4.3   Grant of License under the MAC MR Technology to AGA. MAC hereby
           ---------------------------------------------------
grants to AGA a perpetual, non-exclusive, royalty-free, worldwide license under the MAC MR Technology to develop, manufacture (including the right to have manufactured) , test, use, modify, reproduce, sell, market and distribute Product and to modify and create derivative works of the MAC MR Technology for the purpose of developing, manufacturing (including the right to have manufactured), testing, using, modifying, reproducing, selling, marketing and distributing Product, with the right to sublicense and assign.


5.   CROSS-LICENSES AMONG HP, KOMAG AND AGA

     5.1   (i)   Grant of Cross-License under the HP MR Technology to Komag. HP
                 ----------------------------------------------------------
hereby grants to Komag a perpetual, non-exclusive, royalty-free (subject to Section 5.1(v)(b) below), worldwide license under the HP MR Technology to develop, manufacture (including the right to have manufactured), test, use, modify, reproduce, sell, market and distribute Product and to modify and create derivative works of the HP MR Technology for the purpose of developing, manufacturing (including the right to have manufactured), testing, using, modifying, reproducing, selling, marketing and distributing Product, with the right to sublicense and assign subject to Section 5.1(iii)-(iv) below.

           (ii)   Grant of Cross-License under the HP MR Technology to AGA. HP
                  --------------------------------------------------------
hereby grants to AGA a perpetual, non-exclusive, royalty-free (subject to Section 5.1(v)(b) below), worldwide license under the HP MR Technology to develop, manufacture (including the right to have manufactured), test, use, modify, reproduce, sell, market and distribute Product and to modify and create derivative works of the HP MR Technology for the purpose of developing, manufacturing (including the right to have manufactured), testing, using, modifying, reproducing, selling, marketing and distributing Product, with the right to sublicense and assign subject to Section 5.1(iii)-(iv) below.

           (iii)  Sublicense and Assignment Restrictions. Neither Komag nor AGA
                  --------------------------------------
may sublicense or assign under the HP MR Technology without the prior written consent of HP, which shall not be unreasonably withheld. Notwithstanding the foregoing, in the event that MAC has not already granted a sublicense under the HP MR Technology to AKCL pursuant to Section 2.1(iii) above, each of Komag and AGA may sublicense rights of a scope commensurate with the rights granted in this Section 5.1, without further right of sublicense, to AKCL, without such prior written approval.

           (iv)   Price and Production Commitments. In further consideration of
                  --------------------------------
the licenses granted in this Section 5.1, each of Komag and AGA hereby agrees that, if it elects to practice the licensed technology, it shall sell Product to HP with the same price protection and volume commitments as govern MAC's obligation to sell to HP pursuant to Section 9 below. The obligations contained in this Section 5.1(iv) shall be subject to independent audit, during normal business hours upon reasonable notice, by a third party of HP's choosing, and at HP's expense.

           (v)    Sublicense under the Third Party MR Technology.
                  ----------------------------------------------

                  (a) HP hereby grants to each of Komag and AGA a sublicense under the Third Party MR Technology licensed by the third party to HP, commensurate in scope with such license, to the extent and for as long as permitted by such license, to develop, manufacture (including the right to have manufactured), test, use, modify, reproduce, sell, market and distribute Product and to modify and create derivative works of such Third Party MR Technology for the purpose of developing, manufacturing (including the right to have manufactured), testing, using, modifying, reproducing, selling, marketing and distributing Product.

                 (b) To the extent HP has an obligation to pay any royalties or other fees to any third party pursuant to the license to HP under any Third Party MR Technology sublicensed by HP to Komag and AGA under Sections 5.1(i)-
(ii) above, HP shall so inform each of Komag and AGA and each of Komag and AGA shall pay HP all such applicable royalties and other fees due to such third parties under such sublicense.

     5.2   (i)   Grant of Cross-License under the Dastek MR Technology to HP.
                 -----------------------------------------------------------
Each of Komag and AGA hereby grants to HP a perpetual, non-exclusive, royalty-free, worldwide license under the Dastek MR Technology to develop, manufacture (including the right to have manufactured), test, use, modify, reproduce, sell, market and distribute Product and to modify and create derivative works of the Dastek MR Technology for the purpose of developing, manufacturing (including the right to have manufactured), testing, using, modifying, reproducing, selling, marketing and distributing Product, with the right to sublicense and assign subject to Section 5.2(ii) below.

           (ii)  Sublicense and Assignment Restriction. HP may not sublicense or
                 -------------------------------------
assign the Dastek MR Technology without the prior written consent of Komag and AGA, which shall not be unreasonably withheld. Notwithstanding the foregoing, in the event that MAC has not already granted a sublicense under the Dastek MR Technology to AKCL pursuant to Section 3. 1 above, HP may sublicense rights of a scope commensurate with the rights granted in Section 5.2(i), without further right of sublicense, to AKCL, without such prior written approval.

     5.3   (i)   Grant of Cross-License under the Joint MR Technology to HP.
                 ----------------------------------------------------------
Each of Komag and AGA hereby grants to HP a perpetual, non-exclusive, royalty-free, worldwide license under the Joint MR Technology to develop, manufacture (including the right to have manufactured), test, use, modify, reproduce, sell, market and distribute Product and to modify and create derivative works of the Joint MR Technology for the purpose of developing, manufacturing (including the right to have manufactured), testing, using, modifying, reproducing, selling, marketing and distributing Product, with the right to sublicense and assign subject to Section 5.3(ii) below.

           (ii)  Sublicense and Assignment Restrictions. HP may not sublicense
                 --------------------------------------
or assign under the Joint MR Technology without the prior written consent of Komag and AGA, which shall not be unreasonably withheld. Notwithstanding the foregoing, in the event that MAC has not already granted a sublicense under the Joint MR Technology to AKCL pursuant to Section 3.2 above, HP may sublicense rights of a scope commensurate with the rights granted in section 5.3(i), without further right of sublicense, to AKCL, without such prior written approval.

     5.4   (i)   Grant of Cross-License under the Komag MR Technology to HP.
                 ----------------------------------------------------------
Komag hereby grants to HP a perpetual, non-exclusive, royalty-free (subject to Section 5.4(iv) (b) below) , worldwide license under the Komag MR Technology to develop, manufacture (including the right to have manufactured), test, use, modify, reproduce, sell, market and distribute Product and to modify and create derivative works of the Komag MR Technology for the purpose of developing, manufacturing (including the right to have manufactured), testing, using, modifying, reproducing, selling, marketing and distributing Product, with the right to sublicense and assign subject to Section 5.4(iii) below.

           (ii)  Grant of Cross-License under the Komag MR Technology to AGA.
                 -----------------------------------------------------------
Komag hereby grants to AGA a perpetual, non-exclusive, royalty-free (subject to Section 5.4(iv) (b) below) , worldwide license under the Komag MR Technology to develop, manufacture (including the right to have manufactured), test, use, modify, reproduce, sell, market and distribute Product and to modify and create derivative works of the Komag MR Technology for the purpose of developing, manufacturing (including the right to have manufactured), testing, using, modifying, reproducing, selling, marketing and distributing Product, with the right to sublicense and assign subject to Section 5.4(iii) below.

           (iii) Sublicense and Assignment Restrictions.  Neither HP nor AGA may
                 --------------------------------------
sublicense or assign under the Komag MR Technology without the prior written consent of Komag, which shall not be unreasonably withheld. Notwithstanding the foregoing, in the event that MAC has not already granted a sublicense under the Joint MR Technology to AKCL pursuant to Section 3.2 above, HP and AGA may sublicense rights of a scope commensurate with the rights granted in Section 5.4(i) and (ii) , respectively, without further right of sublicense, to AKCL, without such prior written approval.

           (iv)  Sublicense under the Third Party MR Technology.
                 ----------------------------------------------

                 (a) Komag hereby grants to each of HP and AGA a sublicense under the Third Party MR Technology licensed by the third party to Komag, commensurate in scope with such license, to the extent and for as long as permitted by such license, to develop, manufacture (including the right to have manufactured), test, use, modify, reproduce, sell, market and distribute Product and to modify and create derivative works of such Third Party MR Technology for the purpose of developing, manufacturing (including the right to have manufactured), testing, using, modifying, reproducing, selling, marketing and distributing Product.

                 (b) To the extent Komag has an obligation to pay any royalties or other fees to any third party pursuant to the license to Komag under any Third Party MR Technology sublicensed by Komag to HP and AGA under Sections 5.4(i) and (ii), respectively, above, Komag shall so inform each of HP and AGA and each of HP and AGA shall pay Komag all such applicable royalties and other fees due to such third parties under such sublicense.

6.   CONTRIBUTIONS OF HP, KOMAG AND AGA

     6.1   HP Contribution. Except with respect to the HP MR Technology which
           ---------------
HP is licensing to MAC pursuant to Section 2.1 (i) above, HP has contributed and will contribute to MAC the information, data, engineering drawings and other design specifications and documentation for the dual-stripe magnetoresistive heads which have been developed or acquired by HP on or before the termination of the Restriction Period.

     6.2   Komag and AGA Contribution. Except with respect to the Dastek MR
           --------------------------
Technology and Joint MR Technology which Komag and AGA are licensing to MAC pursuant to Section 3.1 and 3.2 above, Komag and AGA have contributed and will contribute to MAC the information, data, engineering drawings and other design specifications and documentation for magnetoresistive heads which have been developed or acquired by Dastek, or Dastek and Komag, as the case may be.

     6.3   Komag Contribution. Except with respect to the Komag MR Technology
           ------------------
which Komag is licensing to MAC pursuant to Section 3.3(i) above, Komag has contributed and will contribute to MAC the information, data, engineering drawings and other design specifications and documentation for magnetoresistive heads which have been developed or acquired by Komag on or before the date of this Agreement.


7.   MAC TECHNICAL INFORMATION

     7.1   Storage. MAC will store, at its own expense, at a location other than
           -------
any of its offices, warehouses or manufacturing, service or other sites, copies of the MAC Technical Information and will update and store such MAC Technical Information no less frequently than once every six (6) months beginning on the date hereof.

     7.2   Delivery. MAC will make available to any of other parties hereto, at
           --------
such party's expense, at the request of such party but no more frequently than once every six (6) months, copies of the MAC Technical Information to be retrieved by such party or its authorized agent at the location where such MAC Technical Information is stored by MAC. The party retrieving any MAC Technical Information shall pay all expenses related to such retrieval, including without limitation any taxes, and MAC shall use reasonable efforts to minimize such expenses.

     7.3  Site Visits. No more frequently than once every six (6) months, MAC
          -----------
will make available to each of the other parties hereto such technical personnel at MAC's sites as are reasonably necessary to explain to them MAC's Product manufacturing processes. Such other parties will use reasonable efforts to coordinate such visits to MAC in order to minimize any disruption to MAC's business.

8.   PROTOTYPE UNITS

     8.1   Delivery to HP and AGA. MAC will deliver to each of HP and AGA, on
           ----------------------
mutually agreeable terms, sufficient quantities of prototypes of the Product at each level of development completed, for use for the purpose of assembling and testing prototype drive units containing the Product. The prototype units will be used only for internal development and testing purposes on behalf of MAC and will not be sold, leased or otherwise transferred or made available to third parties.

     8.2   Delivery to Komag. MAC will deliver to Komag, on mutually agreeable
           -----------------
terms, sufficient quantities of prototypes of the Product at each level of development completed, for use for the purpose of developing, testing and manufacturing magnetic recording media for use with the Product. The prototypes will be used only for internal development and testing purposes and will not be sold, leased or otherwise transferred or made available to third parties.

9.   PRODUCTION

     For a period of three (3) years from the date hereof, MAC shall sell Product to HP at a price equal to or less than the lowest price for Product of similar technical specifications that MAC receives from any other customer of such Product irrespective of volumes. During the term of this Agreement, MAC shall sell Product to HP in such volumes as are established pursuant to the procedures set forth in Exhibit A attached hereto. The obligations contained in
                        ---------
this Section 9 shall be subject to independent audit, during normal business hours upon reasonable notice, by a third party of HP's choosing, and at HP's expense.

10.  CONFIDENTIAL INFORMATION

     10.1  Disclosure Period. This Section 10 applies to Confidential
           -----------------
Information which is disclosed prior to, during or after the effective period of this Agreement.

     10.2  Confidentiality Period.  A Recipient's duty to protect Confidential
           ----------------------
Information disclosed under this Agreement expires five (5) years after the date of disclosure of such Confidential Information to such Recipient.

     10.3  Use. Recipient shall use the Confidential Information only for the
           ---
purposes and objectives of this Agreement and shall not disclose any Confidential Information to any third party except as expressly permitted in this Agreement.

     10.4  Standard of Care. In order to protect certain Confidential
           ----------------
Information which may be disclosed among them, the parties hereto agree that the Recipient shall protect the disclosed Confidential Information by using at least the same degree of care, but no less than a reasonable degree of care, to prevent the unauthorized use, dissemination or publication of the Confidential Information as the Recipient uses to protect its own Confidential Information of a like nature. Such reasonable degree of care shall include at a minimum:

           (i) insuring that each individual person employed by or providing consulting services to a Recipient who receives another party's Confidential Information shall have executed a binding contract as specified in Section 11.3 to protect such Confidential Information. A standard Employee Agreement or a Professional Services Agreement in the case of a consultant which contains terms protecting trade secrets of the employer shall meet this requirement; and

           (ii) requiring that all access to Confidential Information of the other party be strictly controlled and that the number of copies of proprietary documents be limited to those individuals having a "need to know" in order to perform their respective duties. The individuals responsible for the establishment and maintenance of this protection program at each party hereto are:

                    (a)  MAC:

                         Tracy Scott
                         Vice President Slider/HGA Development
                         M-R Assets Corporation
                         497 South Hillview Drive
                         Milpitas, CA 95035
                         Fax no. (408) 946-8461;

                    (b)  HP:

                         Mike Covault
                         R&D Section Manager
                         Disk Memory Division
                         Hewlett-Packard Company
                         11413 Chinden Boulevard
                         Boise, ID 83714
                         Fax no. (208) 396-5864;

                    (c)  Komag:

                         Jim Opfer
                         Group Vice President of R&D
                         Komag, Incorporated
                         275 South Hillview Drive
                         Milpitas, CA 95025
                         Fax no. (408) 946-1126; and

                    (d)  AGA:

                         Tadao Horikoshi
                         President
                         Asahi Glass America, Inc.
                         450 Lexington Avenue
                         Suite 1920
                         New York, NY 10017-3911
                         Fax no. (212)687-4663


     10.5  Marking. A Recipient shall have a duty to protect only that
           -------
Confidential Information which is:

           (i) disclosed by the Discloser in writing and is marked as confidential at the time of disclosure; or

           (ii) disclosed by the Discloser in any other manner and is identified as confidential at the time of disclosure and is also summarized and designated as confidential in a written memorandum delivered to the Recipient's representative named in Section 10.4(ii) above within thirty (30) days of the disclosure.

     10.6 Exceptions.  This Agreement imposes no obligation upon a Recipient
          ----------
with respect to Confidential Information which:

          (i) was in the Recipient's possession before receipt from the Discloser without any obligation of confidentiality;

          (ii) is or becomes a matter of public knowledge through no fault of the Recipient;

          (iii) is rightfully received by the Recipient from a third party without a duty of confidentiality;

          (iv) is disclosed by the Discloser to a third party without a duty of confidentiality on the third party;

          (v) is independently developed, without the use of any Confidential Information of the Discloser, by employees of the Recipient;

          (vi)   is disclosed under operation of law; or

          (vii) is disclosed by the Recipient with the Discloser's prior written approval.

     10.7 Warranty.  Each Discloser warrants that it has the right to make the
          --------
disclosures under this Agreement.

11.  ADDITIONAL AGREEMENTS REGARDING THE LICENSES

     11.1 (i)    HP Support. HP shall make commercially reasonable efforts to
                 ----------
provide support to MAC for the HP MR Technology during the term of this Agreement.

          (ii)   Komag Support. Komag shall make commercially reasonable efforts
                 -------------
to provide support to MAC for the Dastek MR Technology, the Joint MR Technology and the Komag MR Technology during the term of this Agreement.

          (iii)  AGA Support. AGA shall make commercially reasonable efforts to
                 -----------
provide support to MAC for the Dastek MR Technology and the Joint MR Technology during the term of this Agreement.

     11.2 HP Giant Magnetoresistive Technology.  In the event that:
          ------------------------------------

          (i) giant magnetoresistive technology (a) is developed or acquired and, with respect to patents, conceived or first reduced to practice by HP, or
                                                                     -----
(b) is developed and, with respect to patents, conceived or first reduced to practice for or on behalf of HP (except with respect to Joint Inventions where
         ----------------------
MAC is an Inventing Party and Joint Works where MAC is a Joint Author); and

          (ii) in case of either subsection (i)(a) or (b) above, HP has determined in good faith that MAC has reasonably satisfied HP's Product needs;

then HP agrees to negotiate with MAC in good faith for the license of such future generations of MR technology to MAC on terms and conditions that are mutually acceptable.

     11.3 Agreements with Employees and Consultants.  Each of the parties
          -----------------------------------------
represents and warrants to the others that it has agreements with, or policies with respect to, its respective employees and consultants, such that the ownership of any and all inventions made by an employee or consultant in the course of work pursuant to this Agreement vests in the employing party, subject to the provisions of applicable law governing ownership of such inventions.

     11.4 No Further Obligation.  Nothing contained in this Agreement shall be
          ---------------------
construed as a requirement to file or prosecute in any country any application for patent rights, opposition, interference, conflict proceeding or other contest of priority, or obligation to obtain or maintain in force any patent rights, or to institute or defend any litigation, or to apply for or obtain any reissue, renewal, validation or extension of any patent rights.

     11.5 Termination of Prior Agreement.  The MR Head Development Agreement,
          ------------------------------
dated as of March 26, 1992, by and among HP and Komag Technology, is hereby terminated in accordance with Section 13 thereof.


12.  RELATIONSHIP OF THE PARTIES

     12.1 Independent Contractors.  Each of the parties shall conduct the work
          -----------------------
to be performed under this Agreement as an independent contractor and not as an agent or employee of any of the other parties. Subject to the terms and conditions of this Agreement, each party shall, at its sole discretion, choose the means to be employed and the manner of carrying out its obligations hereunder.

     12.2 No Marketing.  Nothing in this Agreement shall be construed as an
          ------------
obligation on any of the parties hereto to market or not to market the Product, and there shall not be any explicit or implied "best efforts" standard upon any of the parties hereto in marketing the Product.


13.  ENFORCEMENT OF INTELLECTUAL PROPERTY RIGHTS

     Nothing in this Agreement shall be construed as an agreement or obligation to institute or prosecute or confer any right to institute or prosecute actions or suits against third parties for infringement of any patent, copyright, trademark, trade secret or other intellectual property right relating to this Agreement.


14.  REPRESENTATIONS AND WARRANTIES

     14.1 (i)  HP.
               --

               (a) HP has the right and authority to grant the licenses to the HP MR Technology provided herein and to perform its obligations hereunder.

               (b) Except pursuant to general cross-licenses between HP and certain other companies, HP has not granted rights to manufacture, produce, assemble, license, distribute, market or sell, or otherwise exploit, the HP MR Technology to any other person or entity and is not bound by any agreement that affects MAC's right to use and exploit the HP MR Technology as provided in this Agreement or to manufacture, produce, assemble, distribute, market or sell the Product.

               (c) HP has not received any notice that the HP MR Technology infringes the rights of others or is being infringed by others.

               (d) HP has the right and authority to grant the sublicenses provided herein.

          (ii) Komag.
               -----

               (a) Komag owns, with AGA, an undivided right in the Dastek MR Technology and the Joint MR Technology and has the right and authority to grant the licenses to the Dastek MR Technology, the Joint MR Technology and the Komag MR Technology provided herein and to perform its obligations hereunder.

               (b) Except pursuant to general cross-licenses between Komag and certain other companies, Komag has not granted rights to manufacture, produce, assemble, license, distribute, market or sell, or otherwise exploit, the Dastek MR Technology, the Joint MR Technology or the Komag Technology to any other person or entity and is not bound by any agreement that affects MAC's right to use and exploit the Dastek MR Technology, the Joint MR Technology or the Komag MR Technology as provided in this Agreement or to manufacture, produce, assemble, distribute, market or sell the Product.

               (c) Komag AGA has not received any notice that the Dastek MR Technology, the Joint MR Technology or the Komag MR Technology infringes the rights of others or is being infringed by others.

               (d) Komag has the right and authority to grant the sublicenses provided herein.

          (iii)    AGA.
                   ---

               (a) AGA owns, with Komag, an undivided right in the Dastek MR Technology and the Joint MR Technology and has the right and authority to grant the licenses to the Dastek MR Technology and the Joint MR Technology provided herein and to perform its obligations hereunder.

               (b) AGA has not granted rights to manufacture, produce, assemble, license, distribute, market or sell, or otherwise exploit, the Dastek MR Technology or the Joint MR Technology to any other person or entity and is not bound by any agreement that affects MAC's right to use and exploit the Dastek MR Technology or the Joint MR Technology as provided in this Agreement or to manufacture, produce, assemble, distribute, market or sell the Product.

               (c) AGA has not received any notice that the Dastek MR Technology or the Joint MR Technology infringes the rights of others or is being infringed by others.

     14.2 Disclaimer.  No party hereto makes any express or implied warranty of
          ----------
any kind with regard to the operability or functionality of any aspect of the respective technologies or services delivered or provided hereunder. All Product warranties shall be the subject of the purchasing contracts for that Product. EACH OF THE PARTIES HERETO SPECIFICALLY DISCLAIMS ALL OTHER WARRANTIES OF ANY KIND WHATSOEVER, AND IN PARTICULAR, WITHOUT LIMITATION, THE IMPLIED WARRANTIES OF MERCHANTABILITY AND FITNESS FOR A PARTICULAR PURPOSE. ALL DOCUMENTATION DELIVERED OR PROVIDED HEREUNDER IS STRICTLY PROVIDED "AS IS."

     14.3 Release.
          -------

          (i)  No Infringement.  Subject to Section 14.3 (ii) below, no party
               ---------------
hereto shall have any liability for infringement of any patent, copyright, trademark, trade secret or other intellectual property rights resulting from the use of any other party's technology licensed hereunder or compliance with any other party's designs, specifications or instructions, or from modifications of the Product not performed by that party, or from use of the Product other than as specified or from use of the Product with products not supplied by that party.

          (ii) Limitation.  With respect to Products made, used or sold by MAC
               ----------
which infringe any Intellectual Property rights of HP, Komag or AGA, the release provided to MAC by the other parties hereto pursuant to Section 14.3 (i) above shall apply solely to (a) dual-stripe magnetoresistive Products, (b) inductive Products, and (c) soft adjacent layer Products.

     14.4 Future Patent Indemnity.  MAC agrees to negotiate with HP in good
          -----------------------
faith (i) whether to include, in any purchase order to be issued by HP to MAC for Products or purchase or supply agreement to be entered into by HP and MAC for Products, patent indemnity from MAC to HP with respect to the Products purchased, and (ii) if HP and MAC agree to include such patent indemnity in any such purchase order or purchase or supply agreement, the terms and conditions of such patent indemnity.


15.  INDEPENDENTLY AND JOINTLY DEVELOPED TECHNOLOGY

     15.1 HP Property.  All discoveries, improvements and inventions, conceived
          -----------
or first reduced to practice (as such terms are used before the PTO) solely by HP employees, shall be the sole and exclusive property of HP, and HP shall retain any and all rights to file patent applications or seek any other form of protection therefor. HP shall be the sole and exclusive owner of all rights, including without limitation copyrights, in and to all derivative works and other works of authorship created solely by HP hereunder, and HP shall retain any and all rights to file any copyright applications or seek any other form of protection therefor.

     15.2 Komag Property.  All discoveries, improvements and inventions,
          --------------
conceived or first reduced to practice (as such terms are used before the PTO) solely by Komag employees, shall be the sole and exclusive property of Komag, and Komag shall retain any and all rights to file patent applications or seek any other form of protection therefor. Komag shall be the sole and exclusive owner of all rights, including without limitation copyrights, in and to all derivative works and other works of authorship created solely by Komag hereunder, and Komag shall retain any and all rights to file any copyright applications or seek any other form of protection therefor.

     15.3 AGA Property.  All discoveries, improvements and inventions, conceived
          ------------
or first reduced to practice (as such terms are used before the PTO) solely by AGA employees, shall be the sole and exclusive property of AGA, and AGA shall retain any and all rights to file patent applications or seek any other form of protection therefor. AGA shall be the sole and exclusive owner of all rights, including without limitation copyrights, in and to all derivative works and other works of authorship created solely by AGA hereunder, and AGA shall retain any and all rights to file any copyright applications or seek any other form of protection therefor.

     15.4 MAC Property.  All discoveries, improvements and inventions, conceived
          ------------
or first reduced to practice (as such terms are used before the PTO) solely by MAC employees, shall be the sole and exclusive property of MAC, and MAC shall retain any and all rights to file patent applications or seek any other form of protection therefor. MAC shall be the sole and exclusive owner of all rights, including without limitation copyrights, in and to all derivative works and other works of authorship created solely by MAC hereunder, and MAC shall retain any and all rights to file any copyright applications or seek any other form of protection therefor.

     15.5 Joint Property.
          --------------

          (i) All discoveries, improvements and inventions, conceived or first reduced to practice (as such terms are used before the PTO) jointly ("Joint Inventions"), by employees of any parties hereto ("Inventing Parties"), shall be the property jointly of the Inventing Parties, each of such Inventing Parties having an equal and undivided interest therein. The Inventing Parties shall mutually determine whether an application or applications shall be filed on any Joint Inventions, which of the Inventing Parties shall prepare and file such application or applications and the country or countries in which such application or applications shall be filed. The expenses incurred in connection with the preparation and filing of such application or applications shall be divided equally between and paid by the Inventing Parties. If the Inventing Parties are unable to agree to file an application or applications on any Joint Inventions, one or more of the Inventing Parties may prepare and file, and shall pay the expenses of preparing and filing, such application or application at its or their own expense. The other Inventing Parties shall automatically have a perpetual, nonexclusive, royalty-free, worldwide license under any patent or patents that may be granted on such application or applications; provided, however, that such other Inventing Parties shall not have the right to sublicense under the patent or patents.

          (ii) All rights, including without limitation copyrights, in and to all derivative works and other works of authorship that constitute joint works (as defined in the U.S. Copyright Act (17 U.S.C. 101 et seq.) ("Joint Works") created jointly by any of the parties hereto ("Joint Authors") shall be owned jointly by the Joint Authors, each of such Joint Authors having an equal and undivided interest therein, and each of such Joint Authors having the right to do the following without the consent of and without accounting to the other Joint Authors: (a) reproduce such Joint Works, (b) prepare derivative works based upon such Joint Works, (c) distribute copies of such Joint Works, and (d) perform and display such Joint Works publicly. The Joint Authors shall mutually determine whether an application or applications shall be filed on any Joint Works, which of the Joint Authors shall prepare and file such application or applications and the country or countries in which such application or applications shall be filed. The expenses incurred in connection with the preparation and filing of such application or applications shall be divided equally between and paid by the Joint Authors. If the Joint Authors are unable to agree to file an application or applications on any Joint Works, one or more of the Joint Authors may prepare and file, and shall pay the expenses of preparing and filing, such application or applications at its or their own expense.

          (iii) The rights and obligations of each of the Inventing Parties and Joint Authors under this Section 15.5 shall survive the termination of this Agreement for any reason.


16.  BUSINESS PERFORMANCE MEASURES

      In the event that MAC fails to achieve the business performance measures set forth in Exhibit B attached hereto, HP shall have the right to cause MAC,
             ---------
in accordance with such exhibit: (i) to sublicense the HP MR Technology, the Dastek MR Technology, the Joint MR Technology and the Komag MR Technology and to license the MAC MR Technology to a third party designated by HP upon such reasonable terms and conditions as are mutually acceptable to HP, MAC and such third party and as are approved by an affirmative vote of at least eighty percent (80%) of the members of MAC's Board of Directors; and (ii) within six
(6) months of the execution of such sublicense, to transfer to such sublicensee all Intellectual Property related thereto. MAC will use its diligent efforts (x) to begin negotiations with such third party promptly following its designation by HP, and (y) to conclude such negotiations and execute such license and sublicenses within forty-five (45) days following commencement of such negotiations.

17.  RELEASE OF INFORMATION

     Except as required by operation of law, no party hereto, without first securing the written consent of the other parties hereto, shall advertise or release any publicity in regard to the existence of this Agreement or its contents. The parties agree that press releases shall be conducted as appropriate to further the industry acceptance of the Product.

18.  LIMITATION OF LIABILITY

     NO PARTY HERETO SHALL BE LIABLE UNDER ANY PROVISION OF THIS AGREEMENT OR UNDER ANY CONTRACT, NEGLIGENCE, STRICT LIABILITY OR OTHER LEGAL OR EQUITABLE THEORY FOR SPECIAL, INDIRECT, INCIDENTAL OR CONSEQUENTIAL DAMAGES ARISING OUT OF ANY BREACH OF THIS AGREEMENT.

19.  GENERAL

     19.1 No Purchases.  Except as provided herein, no party hereto has an
          ------------
obligation under this Agreement to purchase any service or item from any of the other parties hereto.

     19.2 Exports.  Each party hereto shall adhere to the U.S. Export
          -------
Administration Laws and Regulations and shall not export or re-export any technical data or products received from any other party or the direct product of such technical data to any proscribed country listed in the U.S. Export Administration Regulations unless properly authorized by the US Government.

     19.3 Force Majeure.  No party hereto shall be liable for any delay in
          -------------
performance or failure to perform in whole or in part the terms of this Agreement due to causes beyond the reasonable control of such party, and any such delay or failure shall not be considered a breach of this Agreement.

     19.4 No Waiver.  The failure to enforce or the delay in enforcement of any
          ---------
provision, right or option of this Agreement by any party hereto shall in no way be construed to be a waiver of such provision, right or option, unless set forth in writing and signed by all of the parties hereto, nor shall such action be deemed a waiver of any other right which that party may otherwise have at law or in equity.

     19.5 Headings.  The headings to sections of this Agreement are to
          --------
facilitate reference only and do not form a part of this Agreement and shall not in any way affect the construction or interpretation hereof.

     19.6 Notices.  Any notice, request, instruction or other document required
          -------
or permitted to be given hereunder shall be in writing addressed to the person named in Section 10. 4 above and shall be valid and sufficient if dispatched by registered or certified mail, postage prepaid, in any post office in the United States, by confirmed facsimile or by courier, with copies similarly dispatched to the following persons, as appropriate:

     to MAC:        M-R Assets Corporation
                    497 S. Hillview Drive
                    Milpitas, CA 95035
                    Attn: President
                    Fax No.: (408) 957-4775

          and       Brobeck, Phleger & Harrison
                    Two Embarcadero Place
                    2200 Geng Road
                    Palo Alto, CA 94303
                    Attn: Edward M. Leonard, Esq.
                    Fax No. (415) 496-2885

     to HP:         Hewlett-Packard Company
                    Disk Memory Division
                    11413 Chinden Boulevard, MS: 445
                    Boise, ID 83714
                    Attn: General Manager
                    Fax No.: (208) 396-6214

          and:      Hewlett-Packard Company
                    3000 Hanover Street, MS: 20BQ
                    Palo Alto, CA 94304
                    Attn: General Counsel
                    Fax No.: (415) 857-4392

     to Komag:      Komag, Incorporated
                    275 S. Hillview Drive
                    Milpitas, CA 95035
                    Attn: Chief Financial Officer
                    Fax No.: (408) 956-1104
          and:      Brobeck, Phleger & Harrison
                    Two Embarcadero Place
                    2200 Geng Road
                    Palo Alto, CA 94303
                    Attn: Edward M. Leonard, Esq.
                    Fax No. (415) 496-2885

     to AGA:        Asahi Glass America, Inc.
                    450 Lexington Avenue, Suite 1920
                    New York, NY 10017-3911
                    Attn: President
                    Fax No.: (212) 687-4663

          and:      Graham & James
                    5 Palo Alto Square, Suite 1000
                    3000 El Camino Real
                    Palo Alto, CA 94306
                    Attn: Joe C. Sorenson
                    Fax No.: (415) 856-3619

     19.7 Taxes.  All taxes imposed as a result of the existence of this
          -----
Agreement or the performance of the parties hereunder shall be borne and paid by the party required to do so by applicable law.

     19.8 Governing Law.  This Agreement and matters connected with the
          -------------
performance thereof shall be construed, interpreted, applied, and governed in all respects in accordance with the laws of the State of California, without regard to the conflicts of laws provisions thereof.

     19.9 Assignment.  Except as specifically provided herein, no party may
          ----------
assign this Agreement in whole or in part without the prior written consent of the other parties hereto, which will not be unreasonably withheld, and any purported assignment, sublicense or transfer of any kind not expressly permitted hereunder shall be void. Any (i) acquisition of MAC by another person or entity by means of any transaction or series of related transactions (including without limitation any reorganization, merger or consolidation but excluding any merger effected exclusively for the purpose of changing the domicile of MAC or a merger into a wholly-owned subsidiary of MAC), or (ii) sale of all or substantially all of the assets of MAC, unless in the case of clause (i) or (ii) above MAC's shareholders of record as constituted immediately prior to such acquisition or sale will hold (immediately after such acquisition or sale by virtue of securities issued as consideration for MAC's acquisition or sale or otherwise) at least fifty percent (50%) of the voting power of the surviving or acquiring entity, shall be deemed an assignment subject to this Section 19.9.

     19.10 Entire Agreement.  This Agreement sets forth the entire understanding
           ----------------
and agreement between the parties hereto as to the subject matter of this Agreement and merges and supersedes all previous communications, negotiations, warranties, representations and agreements, either oral or written, with respect to the specific subject matter hereof, and no addition to or modification of this Agreement shall be binding on any party hereto unless reduced to writing and duly executed by each of the parties hereto.

     19.11 Severability.  In the event that any provision of this Agreement
           ------------
shall be invalid, illegal or unenforceable for any reason, the validity, legality and enforceability of the remaining provisions of this Agreement shall not be affected or impaired in any way thereby and such remaining provisions shall be given full effect and enforced to the broadest extent possible.

     19.12 Compliance with Law.  Each party hereto shall comply with all
           -------------------
applicable federal, state, local and foreign laws and regulations in connection with its activities pursuant to this Agreement.

     19.13 Remedies Not Exclusive.  The rights and remedies of a party set forth
           ----------------------
herein with respect to the failure of another party hereto to comply with the terms of this Agreement (including without limitation rights of termination of this Agreement) are not exclusive, the exercise thereof shall not constitute an election of remedies and the aggrieved party shall in all events be entitled to seek whatever additional remedies may be available in law or equity (including without limitation appropriate injunctive relief).

     19.14 Further Assurances.  Each party hereto shall execute, acknowledge and
           ------------------
deliver such further instruments and do all such other acts as may be reasonably necessary or appropriate to carry out the purposes of this Agreement.

     19.15 Term.  This Agreement shall be perpetual.
           ----

     IN WITNESS WHEREOF, the parties have caused this Master Technology License Agreement to be duly executed as of the date first written above.


M-R ASSETS CORPORATION                   HEWLETT-PACKARD COMPANY



By:___________________________           By:_____________________________

Print                                    Print
  name:_______________________             name:_________________________

Title: _______________________           Title: _________________________



KOMAG, INCORPORATED                      ASAHI GLASS AMERICA, INC.


By:___________________________           By:_____________________________

Print                                    Print
  name:_______________________             name:_________________________

Title: _______________________           Title: _________________________



Exhibits
--------

     A  Procedures for Volume Shipments by MAC to HP

     B  Business Performance Measures of MAC

     IN WITNESS WHEREOF, the parties have caused this Master Technology License Agreement to be duly executed as of the date first written above.


M-R ASSETS CORPORATION                   HEWLETT-PACKARD COMPANY



By: /s/ Ralph Patterson                  By: /s/ Bruce Spenner
   -------------------------                --------------------------

Print                                    Print
  name: Ralph Patterson                    name: Bruce Spenner
        ---------------------                    ---------------------

Title:  President and Chief               Title: General Manager
        ---------------------                    ---------------------
        Executive Officer


KOMAG, INCORPORATED                      ASAHI GLASS AMERICA, INC.


By: /s/ Tu Chen                          By: /s/ Nobuo Takamoto
   -------------------------                --------------------------

Print                                    Print
  name: Tu Chen                            name: Nobuo Takamoto
        ---------------------                    ---------------------

Title:  Chairman of the Board             Title: Nobuo Takamoto, attorney-
        ----------------------                   ---------------------
                                                 in-fact for Tadao
                                                 Horikoshi, President



Exhibits
--------

     A  Procedures for Volume Shipments by MAC to HP

     B  Business Performance Measures of MAC

                                   EXHIBIT A
                                      TO
                      MASTER TECHNOLOGY LICENSE AGREEMENT

                  PROCEDURES FOR VOLUME SHIPMENTS BY MAC TO HP



     HP will provide MAC every month a twelve (12) month rolling shipment forecast of HP's projected Product requirements. At any time, either HP or MAC may request a specific review of HP's forecast, MAC's capacity commitment to HP, and MAC's total capacity and shipment forecast.

     MAC will make commercially reasonable efforts to meet on a timely basis the volumes in HP's forecasts based on MAC's entire capacity before MAC supplies volume shipments of Product to any other customer, and HP will purchase Product from MAC in such forecasted volumes, subject to such adjustments as HP, after conferring with MAC, shall make in good faith based upon HP's reasonable business needs.

                                   EXHIBIT B
                                      TO
                      MASTER TECHNOLOGY LICENSE AGREEMENT

                      BUSINESS PERFORMANCE MEASURES OF MAC



     1.   Volume.  If total deliveries from MAC fall short of MAC's delivery
          ------
commitment to HP by an amount equal to or greater than [*] percent ([*]%) over a period of four (4) or more consecutive months, then MAC will present a written recovery plan to HP within ten (10) days of the end of such second month. If the plan, in HP's sole, reasonable determination, does not demonstrate that MAC will be able to deliver to HP [*] percent ([*]%) of MAC's prior commitment for Product within a reasonable period of time, then MAC, in HP's sole, reasonable discretion, will grant the licenses and sublicenses set forth in Section 16.

     2.   Defects.  Commencing with MAC's normal commercial volume production of
          -------
a Product, if a joint engineering team composed of, but not limited to, HP and MAC engineers determines (based upon reasonable statistical samplings and testing methodologies) that such Product is solely responsible for [*] or more percentage points yield loss measured at HP's drive level burn-in test point over a period of two (2) or more consecutive months, then MAC will present a written recovery plan to HP within ten (10) working days of the end of such second month. If the plan, in HP's sole, reasonable discretion, does not demonstrate that MAC will be able to deliver such Product to HP that produces five (5) or fewer percentage points yield loss (as measured at HP's drive level burn-in test point) within a reasonable period of time, then MAC, in HP's sole, reasonable discretion, will grant the licenses and sublicenses set forth in
Section 16.

[*]=CERTAIN INFORMATION ON THIS PAGE HAS BEEN OMITTED AND FILED SEPARATELY WITH THE COMMISSION. CONFIDENTIAL TREATMENT HAS BEEN REQUESTED WITH RESPECT TO THE OMITTED PORTIONS.

HP/Headway/Komag and AGA Confidential

                          HEADWAY TECHNOLOGIES, INC.
               AMENDMENT TO MASTER TECHNOLOGY LICENSE AGREEMENT
                              AND SIDE AGREEMENT

Headway Technologies, Inc., a California corporation ("Headway"), Hewlett-Packard Company, a California corporation ("HP"), Komag, Incorporated, a Delaware corporation ("Komag"), and Asahi Glass America, Inc., a Delaware corporation ("AGA"), entered into a Master Technology License Agreement effective September 23, 1994 ("MTLA"); and HP, Komag, AGA, and Headway entered into a Side Agreement effective September 23, 1994 ("Side Agreement"); now the parties intend to amend both agreements as follows to be effective as of the Closing Date (hereinafter defined):

I. The Master Technology License Agreement ("MTLA") shall be amended as follows:

     1.   Section 1.

          (a) The definition of "MAC MR Technology" is modified by deleting "conceived or first reduced to practice or acquired by MAC" and replacing it with "filed or acquired by MAC prior to the Closing Date."

          (b) The definition of "Komag MR Technology" is modified by deleting "conceived or first reduced to practice or acquired by Komag," and replacing it with "filed or acquired by Komag prior to the Closing Date."

          (c) Add a new definition, "Closing Date," which is the closing date as contemplated in the Series A Preferred Stock Purchase Agreement dated February 4, 1997.

     2.   Delete the following sections in their entirety:

          (a)  Section 7.

          (b)  Section 9.

          (c)  Section 11.1 and 11.2.

          (d)  Section 16.

     3. The following licensing provisions of the MTLA shall be modified as follows :

          (a) In addition to the exclusive and non-exclusive rights already granted to Headway, HP hereby licenses the HP MR Technology pursuant to Section 2.1 of the MTLA, Komag and AGA hereby licenses the Dastek MR Technology and the Joint MR Technology pursuant to Sections 3.1 and 3.2, respectively, and Komag hereby licenses the Komag MR Technology pursuant to Section 3.3 of the MTLA to Headway on a perpetual, non-exclusive, royalty-free, worldwide basis to develop, manufacture (including the right to have manufactured), test, use, modify, reproduce, offer to sell, sell, import and export, market and distribute recording heads for tape drives and to modify and create derivative works of the HP MR Technology, Dastek MR Technology, Joint MR Technology and Komag MR Technology for the purpose of developing, manufacturing (including the right to have manufactured), testing, using, modifying, reproducing, selling, marketing and distributing recording heads for tape drives, with the right to sublicense and assign the forgoing rights.

          (b) Section 4 shall be amended to include the following license granted by Headway to HP: Headway hereby grants to HP the rights to the HP MR Technology to the extent required for HP to manufacture (including the right to have manufactured), test, use, modify, reproduce, offer to sell, sell, import, export, market and distribute recording heads for tape drives or floppy disk drives of any capacity for use solely in floppy disk drives, tape drives, floppy disk drive mechanisms, or tape drive mechanisms, all of which are either: (i) manufactured by HP, or
               (ii) manufactured for HP and sold as an HP logo product (the "HP Field of Use"). The license granted HP in Section 4.1 to MAC MR Technology shall be replaced in its entirety with a license to use MAC MR Technology within the "HP Field of Use." The licenses to the MAC MR Technology granted to Komag and AGA pursuant to
               Section 4.2 and 4.3 are replaced in their entirety with the following license: Headway hereby grants to Komag and AGA the rights to the MAC MR Technology to the extent required for Komag or AGA to manufacture (including the right to have manufactured) test, use, modify, reproduce, offer to sell, sell, import, export, market and distribute media products (but not Products or recording heads for disk drives, tape drives, disk drive mechanisms, or tape drive mechanisms)(the "Komag/AGA Field of Use").

          (c) The cross licenses by HP of the HP MR Technology to Komag and AGA pursuant to Sections 5.1(i) and (ii), respectively, of the MTLA and by Komag and AGA to HP of the Dastek MR Technology pursuant to Section 5.2(i) of the MTLA are replaced in their entirety with licenses to the applicable technology that are limited to use of the applicable technology in the HP Field of Use in the case of the cross license to HP, and in the Komag/AGA Field of Use in the case of the cross license to Komag and AGA.

          (d) The cross licenses by Komag and AGA of the Joint MR Technology to HP pursuant to Section 5.3(i) of the MTLA and by Komag of the Komag MR Technology to HP and AGA pursuant to Sections 5.4(i) and
               (ii), respectively, of the MTLA are replaced in their entirety with licenses to the applicable technology that are limited to the use of the HP Field of Use in the case of the cross license to HP and the Komag/AGA Field of Use in the case of the cross license to AGA.

     4. Headway shall retain its exclusive licenses to the HP MR Technology and the Dastek MR Technology, and neither HP nor Komag nor AGA shall have any rights to such technology, except for the licenses granted to HP, Komag and AGA by Headway as set forth in 3(b) above, for as long as such licenses remain in effect. Headway's licenses to the Joint MR Technology, the Komag MR Technology and the Third Party MR Technology shall remain nonexclusive. All of the licenses granted HP under the MTLA as amended shall be contingent on HP first entering into good faith negotiations with Headway for at least ninety (90) days to allow Headway to develop and manufacture such tape drive and/or floppy disk drive heads for HP. If HP and Headway can not reach agreement after such ninety (90) day period, then HP may exercise its license rights granted in the MTLA as amended. Notwithstanding anything to the contrary herein or in the MTLA, the MAC MR Technology, HP MR Technology, Dastek MR Technology, Joint MR Technology and Komag MR Technology licenses, as amended, shall be limited to the technology already in the possession of the receiving party and the patent applications and issued patents in existence as of the Closing Date.

     5. In Section 19.9 line 2, replace "no party" with "neither HP, Komag or AGA" and replace the second sentence (which begins with "Any (i) acquisition") with the following: " Headway may assign this Agreement in whole or in part or grant sublicenses without the consent of the other parties, except that Headway may not assign this Agreement in whole or in part or grant any sublicenses with regards to the Komag MR Technology to a company which develops or manufactures disk media products for a period of two (2) years from the Closing Date, without Komag's consent, which shall not be unreasonably withheld or delayed. Any assignment or sublicense cannot exceed the scope of the licenses granted to Headway in this Agreement.

     6. Except for those provisions expressly modified or deleted, all the provisions of the MTLA remain in force and effect.

II. The Side Agreement shall be terminated in its entirety as of the effective date of this Amendment.

IN WITNESS WHEREOF, the parties have caused this Master Technology License Amendment to be duly executed as of the date first written above.

HEADWAY TECHNOLOGIES, INC.                         HEWLETT-PACKARD COMPANY

By:__________________________                      By:__________________________


_____________________________                      _____________________________
(Print Name)                                       (Print Name)

_____________________________                      _____________________________
(Title)                                            (Title)

KOMAG, INCORPORATED                                ASAHI GLASS AMERICA, INC.

By:__________________________                      By:__________________________

_____________________________                      _____________________________
(Print Name)                                       (Print Name)

_____________________________                      _____________________________
(Title)                                            (Title)

II. The Side Agreement shall be terminated in its entirety as of the effective date of this Amendment.

IN WITNESS WHEREOF, the parties have caused this Master Technology License Amendment to be duly executed as of the date first written above.


HEADWAY TECHNOLOGIES, INC.             HEWLETT-PACKARD COMPANY

By: /s/ John R Mackey                  By:  /s/ Ann  O. Baskins
    -------------------------               ------------------------

JOHN R MACKEY                          ANN O. BASKINS
-----------------------------          ----------------------------
(Print Name)                           (Print Name)

                                       Assistant Secretary
President & C.E.O.                     and managing ??^^
-----------------------------          -----------------------------
                                       (Title)


KOMAG, INCORPORATED                    ASAHI GLASS AMERICA, INC.

By: /s/ Stephen Johnson                By: /s/ O. Wada
   --------------------------             --------------------------

                                       OSAMU WADA
_____________________________          _____________________________
(Print Name)                           (Print Name)

                                       President
_____________________________          -----------------------------
(Title)                                (Title)